15. Income Taxes	12 Months Ended
Dec. 31, 2019
Income Tax Disclosure [Abstract]
Income Taxes

Note 15 – Income taxes

Our effective tax rate differs from the statutory federal income tax rate, primarily as a result of the changes in valuation allowance, nondeductible permanent differences, credits, and state income taxes.

A reconciliation of the federal statutory income tax to our effective income tax is as follows:

	2019	2018

Federal statutory rates	$(666,864)	$(425,179)
State income taxes	(280,718)	(178,980)
Permanent differences	154,332	305
Valuation allowance against net deferred tax assets	793,250	603,854
Effective rate	$–	$–

The tax effect of temporary differences that give rise to a significant portion of the deferred tax assets and liabilities at December 31, 2019 and 2018 is presented below:

	2019	2018
Deferred income tax asset
Net operating loss carryforwards	$1,947,748	$1,154,655
Interest	39,827	39,670
Total deferred income tax asset	1,987,575	1,194,325
Less: valuation allowance	(1,987,575)	(1,194,325)
Total deferred income tax asset	$–	$–

The Company recognizes valuation allowances to reduce deferred tax assets to the amount that is more likely than not to be realized. The Company’s net deferred income tax asset is not more likely than not to be realized due to the lack of sufficient sources of future taxable income and cumulative losses that have resulted over the years. During the year ended December 31, 2019, the valuation allowance increased by $149,358.

As of December 31, 2019, we had cumulative net operating loss carryforwards for federal and state income tax purposes of $6,660,248, and available tax credit carryforwards of approximately $1,370,734 for federal income tax purposes, which can be carried forward to offset future taxable income. The federal net operating loss carryforwards consists of $4,002,430 of losses incurred prior to January 1, 2019 and which can be used to offset 100% of future taxable income and, $2,657,818 of losses incurred after January 1, 2019, which can be used to offset up to 80% of taxable income in subsequent years.